Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ JOSEPH J. FITZSIMMONS
Joseph J. Fitzsimmons, Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ BRENDAN P. FOLEY, JR.
Brendan P. Foley, Jr., Senior Vice President, General Controller and Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ ANN B. CRANE
Ann B. Crane, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ JANET HILL
Janet Hill, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ THOMAS F. KELLER
Thomas F. Keller, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ WILLIAM E. KIRWAN
William E. Kirwan, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ DAVID P. LAUER
David P. Lauer, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ JERRY W. LEVIN
Jerry W. Levin, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ J. RANDOLPH LEWIS
J. Randolph Lewis, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ JAMES F. MILLAR
James F. Millar, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ STUART I. ORAN
Stuart I. Oran, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ JAMES V. PICKETT
James V. Pickett, Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ PETER H. ROTHSCHILD
Peter H. Rothschild, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Joseph J. Fitzsimmons, Leon M. McCorkle, Jr. and Brendan P. Foley, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February, 2008.

/s/ JOHN R. THOMPSON
John R. Thompson, Director